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                                                                    EXHIBIT 23.5

                 Consent of Person About to Become a Director

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Larry Marcus, hereby consent to be named as a person about to become a director of Radio One, Inc. in the Registration Statement on Form S-1 dated April 6, 1999.


                                        /s/ Larry Marcus
                                        ----------------
                                            Larry Marcus


April 5, 1999